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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 31, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-AR4
                   -----------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-127556-26

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

          Delaware                                                95-4791925
----------------------------                                  ----------------
(State or Other Jurisdiction                                  (I.R.S. Employer
      of Incorporation)                                      Identification No.)

   155 North Lake Avenue
    Pasadena, California                                            91101
   ---------------------                                          ----------
   (Address of Principal                                          (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8  Other Events
---------  ------------

Item 8.01  Other Events.
           -------------

On March 31, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR4, Mortgage Pass-Through Certificates, Series 2006-AR4 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On March 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR4 (the "Swap Trust") entered into an interest rate Swap Contract ("Swap Contract"), as evidenced by a Confirmation between the Swap Trust and IXIS Financial Products Inc. (the "Swap Confirmation"). The Confirmation is annexed hereto as Exhibit 99.2.

On March 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR4 (the "Cap Trust") entered into an interest rate Cap Contract ("Cap Contract"), as evidenced by a Confirmation between the Cap Trust and IXIS Financial Products Inc. for the Class A-1A Certificates (the "Class A-1A Confirmation"). The Confirmation is annexed hereto as Exhibit 99.3.

On February 28, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement), dated as of February 28, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and IXIS Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

(a)  Financial statements of businesses acquired.
     --------------------------------------------

          Not applicable.

(b)  Pro forma financial information.
     --------------------------------

          Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

          Not applicable.



                                      19
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(d)  Exhibits.
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Exhibit No.    Description
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99.1      The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The Swap Confirmation, dated as of March 31, 2006, between the Counterparty and the Swap Trust.

99.3 The Class A-1A Confirmation, dated as of March 31, 2006, between the Counterparty and the Cap Trust.

99.4 The Item 1115 Agreement, dated as of February 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and the Counterparty.

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99.5      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INDYMAC MBS, INC.

                                       By:  /s/ Victor H. Woodworth
                                          --------------------------
                                            Victor H. Woodworth
                                            Vice President

Dated: April 17, 2006

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                                 Exhibit Index

Exhibit
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99.1      The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The Swap Confirmation, dated as of March 31, 2006, between the Counterparty and the Swap Trust.

99.3 The Class A-1A Confirmation, dated as of March 31, 2006, between the Counterparty and the Cap Trust.

99.4 The Item 1115 Agreement, dated as of February 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and the Counterparty.

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